Exhibit 99.1

THE PNC FINANCIAL SERVICES GROUP, INC.

FINANCIAL SUPPLEMENT
SECOND QUARTER 2019
(Unaudited)

THE PNC FINANCIAL SERVICES GROUP, INC.
FINANCIAL SUPPLEMENT
SECOND QUARTER 2019
(UNAUDITED)

The information contained in this Financial Supplement is preliminary, unaudited and based on data available on July 17, 2019. We have reclassified certain prior period amounts to be consistent with the current period presentation, which we believe is more meaningful to readers of our consolidated financial statements. This information speaks only as of the particular date or dates included in the schedules. We do not undertake any obligation to, and disclaim any duty to, correct or update any of the information provided in this Financial Supplement. Our future financial performance is subject to risks and uncertainties as described in our United States Securities and Exchange Commission (SEC) filings.

BUSINESS
PNC is one of the largest diversified financial services companies in the United States and is headquartered in Pittsburgh, Pennsylvania. PNC has businesses engaged in retail banking, including residential mortgage, corporate and institutional banking and asset management, providing many of its products and services nationally. PNC's retail branch network is located in markets across the Mid-Atlantic, Midwest and Southeast. PNC also has strategic international offices in four countries outside the U.S.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 1

Table 1: Consolidated Income Statement (Unaudited)

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
In millions, except per share data	2019	2019	2018	2018	2018	2019	2018
Interest Income
Loans	$2,672	$2,602	$2,555	$2,452	$2,345	$5,274	$4,573
Investment securities	629	620	608	584	557	1,249	1,069
Other	196	206	196	187	180	402	358
Total interest income	3,497	3,428	3,359	3,223	3,082	6,925	6,000
Interest Expense
Deposits	515	472	419	336	261	987	474
Borrowed funds	484	481	459	421	408	965	752
Total interest expense	999	953	878	757	669	1,952	1,226
Net interest income	2,498	2,475	2,481	2,466	2,413	4,973	4,774
Noninterest Income
Asset management	445	437	428	486	456	882	911
Consumer services	392	371	387	377	381	763	738
Corporate services	484	462	468	465	487	946	916
Residential mortgage	82	65	59	76	84	147	181
Service charges on deposits	171	168	192	186	169	339	336
Other (a)	367	308	325	301	334	675	579
Total noninterest income	1,941	1,811	1,859	1,891	1,911	3,752	3,661
Total revenue	4,439	4,286	4,340	4,357	4,324	8,725	8,435
Provision For Credit Losses	180	189	148	88	80	369	172
Noninterest Expense
Personnel	1,365	1,414	1,348	1,413	1,356	2,779	2,710
Occupancy	212	215	202	195	203	427	421
Equipment	298	273	285	264	281	571	554
Marketing	83	65	84	71	75	148	130
Other	653	611	658	665	669	1,264	1,296
Total noninterest expense	2,611	2,578	2,577	2,608	2,584	5,189	5,111
Income before income taxes and noncontrolling interests	1,648	1,519	1,615	1,661	1,660	3,167	3,152
Income taxes	274	248	264	261	304	522	557
Net income	1,374	1,271	1,351	1,400	1,356	2,645	2,595
Less: Net income attributable to noncontrolling interests	12	10	14	11	10	22	20
Preferred stock dividends (b)	55	63	55	63	55	118	118
Preferred stock discount accretion and redemptions	1	1	1	1	1	2	2
Net income attributable to common shareholders	$1,306	$1,197	$1,281	$1,325	$1,290	$2,503	$2,455
Earnings Per Common Share
Basic	$2.89	$2.62	$2.77	$2.84	$2.74	$5.51	$5.19
Diluted	$2.88	$2.61	$2.75	$2.82	$2.72	$5.49	$5.15
Average Common Shares Outstanding
Basic	451	455	461	465	469	453	471
Diluted	452	456	463	467	472	454	474
Efficiency	59%	60%	59%	60%	60%	59%	61%
Noninterest income to total revenue	44%	42%	43%	43%	44%	43%	43%
Effective tax rate (c)	16.6%	16.3%	16.3%	15.7%	18.3%	16.5%	17.7%

(a)
Includes net gains (losses) on sales of securities of $20 million, $13 million, $5 million, $(1) million, and $(3) million for the quarters ended June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018 and June 30, 2018, respectively, and $32 million and $(4) million for the six months ended June 30, 2019 and June 30, 2018, respectively.

(b)
Dividends are payable quarterly other than Series O, Series R and Series S preferred stock, which are payable semiannually, with the Series O payable in different quarters than the Series R and Series S preferred stock.

(c)	The effective income tax rates are generally lower than the statutory rate due to the relationship of pretax income to tax credits and earnings that are not subject to tax.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 2

Table 2: Consolidated Balance Sheet (Unaudited)

	June 30	March 31	December 31	September 30	June 30
In millions, except par value	2019	2019	2018	2018	2018
Assets
Cash and due from banks	$5,416	$5,062	$5,608	$5,248	$5,425
Interest-earning deposits with banks (a)	18,362	15,261	10,893	19,800	21,972
Loans held for sale (b)	1,144	686	994	1,108	1,325
Investment securities – available for sale	69,355	65,051	63,389	61,211	60,275
Investment securities – held to maturity	18,948	18,818	19,312	19,593	19,850
Loans (b)	237,215	232,293	226,245	223,053	222,855
Allowance for loan and lease losses	(2,721)	(2,692)	(2,629)	(2,584)	(2,581)
Net loans	234,494	229,601	223,616	220,469	220,274
Equity investments (c)	13,001	12,567	12,894	12,446	12,430
Mortgage servicing rights	1,627	1,812	1,983	2,136	2,045
Goodwill	9,221	9,218	9,218	9,218	9,218
Other (b)	34,193	34,761	34,408	28,851	27,897
Total assets	$405,761	$392,837	$382,315	$380,080	$380,711
Liabilities
Deposits
Noninterest-bearing	$69,867	$71,606	$73,960	$74,736	$79,047
Interest-bearing	203,393	199,615	193,879	190,148	185,838
Total deposits	273,260	271,221	267,839	264,884	264,885
Borrowed funds
Federal Home Loan Bank borrowings	29,376	20,501	21,501	20,036	22,036
Bank notes and senior debt	27,694	25,598	25,018	26,676	27,596
Subordinated debt	5,406	5,977	5,895	5,764	4,781
Other (b)	6,549	7,784	5,005	5,479	4,809
Total borrowed funds	69,025	59,860	57,419	57,955	59,222
Allowance for unfunded loan commitments and letters of credit	291	279	285	288	289
Accrued expenses and other liabilities	13,804	12,902	9,002	9,851	9,340
Total liabilities	356,380	344,262	334,545	332,978	333,736
Equity
Preferred stock (d)
Common stock - $5 par value
Authorized 800 shares, issued 542 shares	2,711	2,711	2,711	2,710	2,710
Capital surplus	16,248	16,173	16,277	16,299	16,250
Retained earnings	40,616	39,742	38,919	38,080	37,201
Accumulated other comprehensive income (loss)	631	(5)	(725)	(1,260)	(940)
Common stock held in treasury at cost: 95, 90, 85, 80 and 77 shares	(10,866)	(10,085)	(9,454)	(8,771)	(8,317)
Total shareholders’ equity	49,340	48,536	47,728	47,058	46,904
Noncontrolling interests	41	39	42	44	71
Total equity	49,381	48,575	47,770	47,102	46,975
Total liabilities and equity	$405,761	$392,837	$382,315	$380,080	$380,711

(a)
Amounts include balances held with the Federal Reserve Bank of Cleveland of $18.1 billion, $15.0 billion, $10.5 billion, $19.6 billion and $21.6 billion as of June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018 and June 30, 2018, respectively.

(b)
Amounts include assets and liabilities for which PNC has elected the fair value option. Our first quarter 2019 Form 10-Q included, and our second quarter 2019 Form 10-Q will include, additional information regarding these items.

(c)	Amounts include our equity interest in BlackRock.

(d)	Par value less than $.5 million at each date.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 3

Table 3: Average Consolidated Balance Sheet (Unaudited) (a)
	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
In millions	2019	2019	2018	2018	2018	2019	2018
Assets
Interest-earning assets:
Investment securities
Securities available for sale
Residential mortgage-backed
Agency	$30,169	$29,002	$28,375	$28,241	$26,527	$29,589	$25,986
Non-agency	1,801	1,890	1,993	2,128	2,271	1,845	2,334
Commercial mortgage-backed	5,545	5,368	4,830	4,366	4,449	5,457	4,491
Asset-backed	5,395	5,136	5,186	5,459	5,161	5,266	5,160
U.S. Treasury and government agencies	18,815	18,240	18,443	16,757	15,719	18,529	15,017
Other	3,237	3,671	3,920	3,996	4,112	3,453	4,172
Total securities available for sale	64,962	63,307	62,747	60,947	58,239	64,139	57,160
Securities held to maturity
Residential mortgage-backed	15,350	15,627	15,941	16,292	15,608	15,487	15,216
Commercial mortgage-backed	570	600	648	715	807	585	854
Asset-backed	172	177	185	189	194	175	196
U.S. Treasury and government agencies	765	760	756	752	747	763	745
Other	1,822	1,847	1,856	1,871	1,884	1,834	1,904
Total securities held to maturity	18,679	19,011	19,386	19,819	19,240	18,844	18,915
Total investment securities	83,641	82,318	82,133	80,766	77,479	82,983	76,075
Loans
Commercial	124,441	119,345	116,596	113,883	113,349	121,907	112,411
Commercial real estate	28,423	28,147	28,382	28,860	28,888	28,285	28,894
Equipment lease financing	7,283	7,263	7,216	7,202	7,494	7,274	7,670
Consumer	55,202	54,996	55,331	55,449	55,387	55,099	55,487
Residential real estate	19,496	18,794	18,405	17,948	17,566	19,147	17,437
Total loans	234,845	228,545	225,930	223,342	222,684	231,712	221,899
Interest-earning deposits with banks (b)	13,469	15,017	16,691	19,151	21,017	14,238	23,329
Other interest-earning assets	13,145	11,068	10,431	7,114	6,905	12,113	7,402
Total interest-earning assets	345,100	336,948	335,185	330,373	328,085	341,046	328,705
Noninterest-earning assets	51,862	48,950	47,906	47,504	47,542	50,415	47,244
Total assets	$396,962	$385,898	$383,091	$377,877	$375,627	$391,461	$375,949
Liabilities and Equity
Interest-bearing liabilities:
Interest-bearing deposits
Money market	$54,814	$54,702	$55,228	$55,507	$56,199	$54,758	$57,355
Demand	64,431	63,480	62,207	60,138	60,409	63,958	60,017
Savings	61,949	58,821	55,065	52,919	51,115	60,394	49,791
Time deposits	20,040	18,813	18,743	17,756	16,634	19,430	16,737
Total interest-bearing deposits	201,234	195,816	191,243	186,320	184,357	198,540	183,900
Borrowed funds
Federal Home Loan Bank borrowings	22,681	21,491	20,683	21,516	20,956	22,089	20,839
Bank notes and senior debt	26,865	25,418	26,380	27,301	28,787	26,145	28,887
Subordinated debt	5,526	5,883	5,874	5,253	4,855	5,704	5,016
Other	7,263	6,991	5,847	5,768	4,368	7,128	4,558
Total borrowed funds	62,335	59,783	58,784	59,838	58,966	61,066	59,300
Total interest-bearing liabilities	263,569	255,599	250,027	246,158	243,323	259,606	243,200
Noninterest-bearing liabilities and equity:
Noninterest-bearing deposits	71,648	71,402	75,228	76,155	76,632	71,526	76,925
Accrued expenses and other liabilities	13,122	11,242	10,833	8,853	8,944	12,187	9,031
Equity	48,623	47,655	47,003	46,711	46,728	48,142	46,793
Total liabilities and equity	$396,962	$385,898	$383,091	$377,877	$375,627	$391,461	$375,949

(a)	Calculated using average daily balances.

(b)
Amounts include average balances held with the Federal Reserve Bank of Cleveland of $13.2 billion, $14.7 billion, $16.4 billion, $18.8 billion and $20.7 billion for the three months ended June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018 and June 30, 2018, respectively, and $14.0 billion and $23.1 billion for the six months ended June 30, 2019 and June 30 2018, respectfully.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 4

Table 4: Details of Net Interest Margin (Unaudited)
	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
	2019	2019	2018	2018	2018	2019	2018
Average yields/rates (a)
Yield on interest-earning assets
Investment securities
Securities available for sale
Residential mortgage-backed
Agency	2.93%	2.94%	2.86%	2.76%	2.68%	2.93%	2.64%
Non-agency	7.99%	7.31%	7.08%	7.18%	6.52%	7.64%	6.25%
Commercial mortgage-backed	3.06%	3.13%	2.99%	2.72%	2.76%	3.09%	2.76%
Asset-backed	3.34%	3.35%	3.24%	3.37%	3.11%	3.35%	2.99%
U.S. Treasury and government agencies	2.48%	2.49%	2.41%	2.25%	2.25%	2.49%	2.17%
Other	3.33%	3.34%	3.37%	3.28%	4.06%	3.34%	3.61%
Total securities available for sale	3.01%	3.01%	2.93%	2.86%	2.85%	3.01%	2.77%
Securities held to maturity
Residential mortgage-backed	2.93%	3.01%	2.98%	2.92%	2.89%	2.97%	2.86%
Commercial mortgage-backed	3.57%	3.53%	3.68%	3.71%	3.71%	3.55%	3.74%
Asset-backed	3.92%	3.83%	3.76%	3.65%	3.48%	3.88%	3.19%
U.S. Treasury and government agencies	2.84%	2.81%	2.86%	2.85%	2.83%	2.83%	2.82%
Other	4.44%	4.40%	4.41%	4.42%	4.39%	4.42%	4.42%
Total securities held to maturity	3.10%	3.16%	3.14%	3.10%	3.07%	3.13%	3.06%
Total investment securities	3.03%	3.05%	2.98%	2.92%	2.91%	3.04%	2.85%
Loans
Commercial	4.22%	4.33%	4.17%	4.06%	3.97%	4.27%	3.86%
Commercial real estate	4.43%	4.37%	4.42%	4.10%	4.04%	4.40%	3.93%
Equipment lease financing	4.06%	3.93%	3.77%	3.78%	3.16%	4.00%	3.43%
Consumer	5.56%	5.54%	5.32%	5.17%	4.96%	5.55%	4.92%
Residential real estate	4.27%	4.29%	4.41%	4.45%	4.36%	4.28%	4.38%
Total loans	4.56%	4.61%	4.49%	4.36%	4.23%	4.58%	4.16%
Interest-earning deposits with banks	2.38%	2.43%	2.25%	1.97%	1.78%	2.41%	1.64%
Other interest-earning assets	3.55%	4.14%	3.93%	5.19%	4.98%	3.82%	4.52%
Total yield on interest-earning assets	4.06%	4.11%	3.99%	3.89%	3.78%	4.09%	3.68%
Rate on interest-bearing liabilities
Interest-bearing deposits
Money market	1.17%	1.15%	.99%	.80%	.64%	1.16%	.59%
Demand	.55%	.52%	.46%	.32%	.25%	.53%	.23%
Savings	1.19%	1.13%	1.04%	.92%	.74%	1.16%	.65%
Time deposits	1.67%	1.55%	1.38%	1.18%	.98%	1.61%	.93%
Total interest-bearing deposits	1.03%	.98%	.87%	.71%	.57%	1.00%	.52%
Borrowed funds
Federal Home Loan Bank borrowings	2.69%	2.77%	2.57%	2.42%	2.23%	2.73%	2.00%
Bank notes and senior debt	3.36%	3.50%	3.31%	2.92%	2.95%	3.43%	2.69%
Subordinated debt	4.17%	4.50%	4.44%	4.10%	4.50%	4.34%	4.20%
Other	2.44%	2.44%	2.36%	2.11%	1.82%	2.44%	2.01%
Total borrowed funds	3.08%	3.21%	3.07%	2.76%	2.74%	3.14%	2.52%
Total rate on interest-bearing liabilities	1.51%	1.50%	1.38%	1.21%	1.10%	1.50%	1.01%
Interest rate spread	2.55%	2.61%	2.61%	2.68%	2.68%	2.59%	2.67%
Benefit from use of noninterest bearing sources (b)	.36	.37	.35	.31	.28	.35	.27
Net interest margin	2.91%	2.98%	2.96%	2.99%	2.96%	2.94%	2.94%

(a)
Yields and rates are calculated using the applicable annualized interest income or interest expense divided by the applicable average earning assets or interest-bearing liabilities. Net interest margin is the total yield on interest-earning assets minus the total rate on interest-bearing liabilities and includes the benefit from use of noninterest-bearing sources. To provide more meaningful comparisons of net interest yields for all earning assets, as well as net interest margins, we use interest income on a taxable-equivalent basis in calculating net interest yields and net interest margins by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. This adjustment is not permitted under generally accepted accounting principles (GAAP) in the Consolidated Income Statement. The taxable-equivalent adjustments to net interest income for the three months ended June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018 and June 30, 2018 were $27 million, $27 million, $28 million, $29 million and $29 million, respectively. The taxable-equivalent adjustments to net interest income for the six months ended June 30, 2019 and June 30, 2018 were $54 million and $58 million, respectively.

(b)	Represents the positive effects of investing noninterest-bearing sources in interest-earning assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 5

Table 5: Per Share Related Information (Unaudited)
	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
In millions, except per share data	2019	2019	2018	2018	2018	2019	2018
Basic
Net income	$1,374	$1,271	$1,351	$1,400	$1,356	$2,645	$2,595
Less:
Net income attributable to noncontrolling interests	12	10	14	11	10	22	20
Preferred stock dividends (a)	55	63	55	63	55	118	118
Preferred stock discount accretion and redemptions	1	1	1	1	1	2	2
Net income attributable to common shareholders	1,306	1,197	1,281	1,325	1,290	2,503	2,455
Less: Dividends and undistributed earnings allocated to nonvested restricted shares	4	5	5	6	5	9	10
Net income attributable to basic common shares	$1,302	$1,192	$1,276	$1,319	$1,285	$2,494	$2,445
Basic weighted-average common shares outstanding	451	455	461	465	469	453	471
Basic earnings per common share	$2.89	$2.62	$2.77	$2.84	$2.74	$5.51	$5.19
Diluted
Net income attributable to basic common shares	$1,302	$1,192	$1,276	$1,319	$1,285	$2,494	$2,445
Less: Impact of BlackRock earnings per share dilution	2	3	2	2	3	5	5
Net income attributable to diluted common shares	$1,300	$1,189	$1,274	$1,317	$1,282	$2,489	$2,440
Basic weighted-average common shares outstanding	451	455	461	465	469	453	471
Dilutive potential common shares	1	1	2	2	3	1	3
Diluted weighted-average common shares outstanding	452	456	463	467	472	454	474
Diluted earnings per common share	$2.88	$2.61	$2.75	$2.82	$2.72	$5.49	$5.15

(a)
Dividends are payable quarterly other than the Series O, Series R and Series S preferred stock, which are payable semiannually, with the Series O payable in different quarters than the Series R and Series S preferred stock.

Table 6: Details of Loans (Unaudited)

	June 30	March 31	December 31	September 30	June 30
In millions	2019	2019	2018	2018	2018
Commercial lending
Commercial
Manufacturing	$22,191	$22,575	$21,207	$21,272	$21,667
Retail/wholesale trade	22,280	21,655	20,850	19,689	19,299
Service providers	15,387	15,266	14,869	14,386	14,343
Real estate related (a)	12,264	12,287	12,312	12,539	12,688
Financial services	11,916	10,475	9,500	9,441	9,241
Health care	8,594	8,731	8,886	9,217	9,564
Transportation and warehousing	6,588	6,744	5,781	5,715	5,531
Other industries	26,404	25,260	23,429	21,412	21,034
Total commercial	125,624	122,993	116,834	113,671	113,367
Commercial real estate	28,570	28,101	28,140	28,563	28,946
Equipment lease financing	7,409	7,348	7,308	7,214	7,323
Total commercial lending	161,603	158,442	152,282	149,448	149,636
Consumer lending
Home equity	25,132	25,500	26,123	26,628	27,219
Residential real estate	20,092	19,107	18,657	18,203	17,805
Automobile	15,612	14,707	14,419	14,309	13,892
Credit card	6,511	6,267	6,357	5,979	5,830
Education	3,555	3,707	3,822	3,954	4,057
Other consumer	4,710	4,563	4,585	4,532	4,416
Total consumer lending	75,612	73,851	73,963	73,605	73,219
Total loans	$237,215	$232,293	$226,245	$223,053	$222,855

(a) Includes loans to customers in the real estate and construction industries.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 6

Allowance for Loan and Lease Losses (Unaudited)

Table 7: Change in Allowance for Loan and Lease Losses

	June 30	March 31	December 31	September 30	June 30
Three months ended - dollars in millions	2019	2019	2018	2018	2018
Beginning balance	$2,692	$2,629	$2,584	$2,581	$2,604
Gross charge-offs:
Commercial	(50)	(25)	(30)	(26)	(24)
Commercial real estate	(2)	(3)			(2)
Equipment lease financing	(1)	(3)	(2)	(2)	(2)
Home equity	(18)	(23)	(25)	(24)	(33)
Residential real estate	(2)	(2)	3	(3)	(4)
Automobile	(54)	(58)	(54)	(40)	(39)
Credit card	(65)	(67)	(56)	(52)	(53)
Education	(7)	(6)	(7)	(7)	(8)
Other consumer	(28)	(28)	(29)	(24)	(28)
Total gross charge-offs	(227)	(215)	(200)	(178)	(193)
Recoveries:
Commercial	17	14	17	18	16
Commercial real estate	2	3	6	4	8
Equipment lease financing	2	2	2	1	1
Home equity	18	18	31	23	23
Residential real estate	4	3	3	8	6
Automobile	29	26	21	21	18
Credit card	7	7	6	6	6
Education	2	2	2	2	2
Other consumer	4	4	5	4	4
Total recoveries	85	79	93	87	84
Net (charge-offs) / recoveries:
Commercial	(33)	(11)	(13)	(8)	(8)
Commercial real estate			6	4	6
Equipment lease financing	1	(1)		(1)	(1)
Home equity		(5)	6	(1)	(10)
Residential real estate	2	1	6	5	2
Automobile	(25)	(32)	(33)	(19)	(21)
Credit card	(58)	(60)	(50)	(46)	(47)
Education	(5)	(4)	(5)	(5)	(6)
Other consumer	(24)	(24)	(24)	(20)	(24)
Total net (charge-offs)	(142)	(136)	(107)	(91)	(109)
Provision for credit losses	180	189	148	88	80
Net (increase) / decrease in allowance for unfunded loan commitments and letters of credit	(12)	6	3	1	1
Other	3	4	1	5	5
Ending balance	$2,721	$2,692	$2,629	$2,584	$2,581
Supplemental Information
Net charge-offs to average loans (annualized)	.24%	.24%	.19%	.16%	.20%
Allowance for loan and lease losses to total loans	1.15%	1.16%	1.16%	1.16%	1.16%
Commercial lending net charge-offs	$(32)	$(12)	$(7)	$(5)	$(3)
Consumer lending net charge-offs	(110)	(124)	(100)	(86)	(106)
Total net charge-offs	$(142)	$(136)	$(107)	$(91)	$(109)
Net charge-offs to average loans (annualized)
Commercial lending	.08%	.03%	.02%	.01%	.01%
Consumer lending	.59%	.68%	.54%	.46%	.58%

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 7

Details of Nonperforming Assets (Unaudited)

Table 8: Nonperforming Assets by Type

	June 30	March 31	December 31	September 30	June 30
Dollars in millions	2019	2019	2018	2018	2018
Nonperforming loans, including TDRs
Commercial lending
Commercial
Retail/wholesale trade	$42	$35	$38	$47	$65
Manufacturing	88	88	54	43	49
Service providers	53	52	50	53	48
Real estate related (a)	19	16	17	18	22
Health care	15	19	20	14	15
Transportation and warehousing	21	8	8	7	3
Other industries	203	151	159	138	136
Total commercial	441	369	346	320	338
Commercial real estate	93	54	75	68	71
Equipment lease financing	6	7	11	5	5
Total commercial lending	540	430	432	393	414
Consumer lending (b)
Home equity	712	763	797	828	821
Residential real estate	339	339	350	363	381
Automobile	118	107	100	95	87
Credit card	8	7	7	6	7
Other consumer	7	7	8	9	9
Total consumer lending	1,184	1,223	1,262	1,301	1,305
Total nonperforming loans (c)	1,724	1,653	1,694	1,694	1,719
OREO and foreclosed assets	126	132	114	131	135
Total nonperforming assets	$1,850	$1,785	$1,808	$1,825	$1,854
Nonperforming loans to total loans	.73%	.71%	.75%	.76%	.77%
Nonperforming assets to total loans, OREO and foreclosed assets	.78%	.77%	.80%	.82%	.83%
Nonperforming assets to total assets	.46%	.45%	.47%	.48%	.49%
Allowance for loan and lease losses to nonperforming loans	158%	163%	155%	153%	150%

(a)	Includes loans related to customers in the real estate and construction industries.

(b)	Excludes most consumer loans and lines of credit, not secured by residential real estate, which are charged off after 120 to 180 days past due and are not placed on nonperforming status.

(c)	Nonperforming loans exclude certain government insured or guaranteed loans, loans held for sale, loans accounted for under the fair value option and purchased impaired loans.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 8

Details of Nonperforming Assets (Unaudited) (Continued)

Table 9: Change in Nonperforming Assets

	April 1, 2019 -	January 1, 2019 -	October 1, 2018 -	July 1, 2018 -	April 1, 2018 -
In millions	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Beginning balance	$1,785	$1,808	$1,825	$1,854	$2,004
New nonperforming assets	408	287	325	260	276
Charge-offs and valuation adjustments	(170)	(164)	(148)	(126)	(145)
Principal activity, including paydowns and payoffs	(101)	(92)	(97)	(99)	(199)
Asset sales and transfers to loans held for sale	(27)	(13)	(38)	(38)	(34)
Returned to performing status	(45)	(41)	(59)	(26)	(48)
Ending balance	$1,850	$1,785	$1,808	$1,825	$1,854

Table 10: Largest Individual Nonperforming Assets (a)

June 30, 2019 - Dollars in millions
Ranking	Outstandings	Industry
1	$43	Real Estate and Rental and Leasing
2	34	Information
3	30	Real Estate and Rental and Leasing
4	29	Mining, Quarrying, and Oil and Gas Extraction
5	17	Wholesale Trade
6	16	Accommodation and Food Services
7	16	Manufacturing
8	16	Service Providers
9	15	Manufacturing
10	13	Manufacturing
Total	$229
As a percent of total nonperforming assets		12%

(a) Amounts shown are not net of related allowance for loan and lease losses, if applicable.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 9

Accruing Loans Past Due (Unaudited)

Table 11: Accruing Loans Past Due 30 to 59 Days (a)

	Amount					Percent of Total Outstandings
	Jun. 30	Mar. 31	Dec. 31	Sept. 30	Jun. 30	Jun. 30	Mar. 31	Dec. 31	Sept. 30	Jun. 30
Dollars in millions	2019	2019	2018	2018	2018	2019	2019	2018	2018	2018
Commercial	$105	$80	$82	$60	$57.08%		.07%	.07%	.05%	.05%
Commercial real estate	9	43	6	8	18.03%		.15%	.02%	.03%	.06%
Equipment lease financing	7	84	56	29	12.09%		1.14%	.77%	.40%	.16%
Home equity	56	59	66	77	97.22%		.23%	.25%	.29%	.36%
Residential real estate
Non government insured	80	91	75	70	66.40%		.48%	.40%	.38%	.37%
Government insured	54	62	60	60	63.27%		.32%	.32%	.33%	.35%
Automobile	119	97	113	104	82.76%		.66%	.78%	.73%	.59%
Credit card	47	45	46	45	40.72%		.72%	.72%	.75%	.69%
Education
Non government insured	7	9	10	10	8.20%		.24%	.26%	.25%	.20%
Government insured	53	54	59	71	66	1.49%	1.46%	1.54%	1.80%	1.63%
Other consumer	13	10	12	17	10.28%		.22%	.26%	.38%	.23%
Total	$550	$634	$585	$551	$519.23%		.27%	.26%	.25%	.23%

Table 12: Accruing Loans Past Due 60 to 89 Days (a)

	Amount					Percent of Total Outstandings
	Jun. 30	Mar. 31	Dec. 31	Sept. 30	Jun. 30	Jun. 30	Mar. 31	Dec. 31	Sept. 30	Jun. 30
Dollars in millions	2019	2019	2018	2018	2018	2019	2019	2018	2018	2018
Commercial	$33	$25	$54	$35	$41.03%		.02%	.05%	.03%	.04%
Commercial real estate	1	1	3	3	2.00%		.00%	.01%	.01%	.01%
Equipment lease financing	3	5	12	16	7.04%		.07%	.16%	.22%	.10%
Home equity	20	21	25	30	40.08%		.08%	.10%	.11%	.15%
Residential real estate
Non government insured	20	13	17	16	18.10%		.07%	.09%	.09%	.10%
Government insured	55	49	56	51	48.27%		.26%	.30%	.28%	.27%
Automobile	29	26	29	25	20.19%		.18%	.20%	.17%	.14%
Credit card	29	28	29	28	24.45%		.45%	.46%	.47%	.41%
Education
Non government insured	4	5	4	6	5.11%		.13%	.10%	.15%	.12%
Government insured	32	33	37	42	45.90%		.89%	.97%	1.06%	1.11%
Other consumer	9	6	5	6	6.19%		.13%	.11%	.13%	.14%
Total	$235	$212	$271	$258	$256.10%		.09%	.12%	.12%	.11%

Table 13: Accruing Loans Past Due 90 Days or More (a)

	Amount					Percent of Total Outstandings
	Jun. 30	Mar. 31	Dec. 31	Sept. 30	Jun. 30	Jun. 30	Mar. 31	Dec. 31	Sept. 30	Jun. 30
Dollars in millions	2019	2019	2018	2018	2018	2019	2019	2018	2018	2018
Commercial	$59	$71	$52	$67	$59.05%		.06%	.04%	.06%	.05%
Residential real estate
Non government insured	13	18	19	15	14.06%		.09%	.10%	.08%	.08%
Government insured	293	305	344	342	339	1.46%	1.60%	1.84%	1.88%	1.90%
Automobile	8	10	12	8	7.05%		.07%	.08%	.06%	.05%
Credit card	48	53	53	48	44.74%		.85%	.83%	.80%	.75%
Education
Non government insured	3	3	3	3	4.08%		.08%	.08%	.08%	.10%
Government insured	92	123	138	129	114	2.59%	3.32%	3.61%	3.26%	2.81%
Other consumer	8	7	8	7	5.17%		.15%	.17%	.15%	.11%
Total	$524	$590	$629	$619	$586.22%		.25%	.28%	.28%	.26%
(a) Excludes loans held for sale and purchased impaired loans.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 10

Business Segment Descriptions (Unaudited)

Retail Banking provides deposit, lending, brokerage, insurance services, investment management and cash management products and services to consumer and small business customers. Our customers are serviced through our branch network, ATMs, call centers, online banking and mobile channels. The branch network is located in markets across the Mid-Atlantic, Midwest and Southeast. In 2018, Retail Banking launched its national retail digital strategy designed to grow customers with digitally-led banking and an ultra-thin branch network in markets outside of our existing retail branch network. Deposit products include checking, savings and money market accounts and certificates of deposit. Lending products include residential mortgages, home equity loans and lines of credit, auto loans, credit cards, education loans and personal and small business loans and lines of credit. The residential mortgage loans are directly originated within our branch network and nationwide, and are typically underwritten to government agency and/or third-party standards, and either sold, servicing retained, or held on our balance sheet. Brokerage, investment management and cash management products and services include managed, education, retirement and trust accounts.

Corporate & Institutional Banking provides lending, treasury management, and capital markets-related products and services to mid-sized and large corporations, and government and not-for-profit entities. Lending products include secured and unsecured loans, letters of credit and equipment leases. Treasury management services include cash and investment management, receivables management, disbursement services, funds transfer services, information reporting and global trade services. Capital markets-related products and services include foreign exchange, derivatives, securities underwriting, loan syndications, mergers and acquisitions advisory and equity capital markets advisory related services. We also provide commercial loan servicing and technology solutions for the commercial real estate finance industry. Products and services are provided nationally.

Asset Management Group provides personal wealth management for high net worth and ultra high net worth clients and institutional asset management. The Asset Management group is comprised of three distinct operating units:

•
Wealth management provides products and services to individuals and their families including investment and retirement planning, customized investment management, private banking, and trust management and administration for individuals and their families.

•
Our Hawthorn unit provides multi-generational family planning including estate, financial, tax planning, fiduciary, investment management and consulting, private banking, personal administrative services, asset custody and customized performance reporting to ultra high net worth clients.

•
Institutional asset management provides outsourced chief investment officer, custody, private real estate, cash and fixed income client solutions, and fiduciary retirement advisory services to institutional clients including corporations, healthcare systems, insurance companies, unions, municipalities and non-profits.

BlackRock, in which we hold an equity investment, is a leading publicly-traded investment management firm providing a broad range of investment and technology services to institutional and retail clients worldwide. Using a diverse platform of alpha-seeking active, index and cash management investment strategies across asset classes, BlackRock tailors investment outcomes and asset allocation solutions for clients. Product offerings include single- and multi-asset class portfolios investing in equities, fixed income, alternatives and money market instruments. BlackRock also offers technology services, including an investment and risk management technology platform, as well as advisory services and solutions to a broad base of institutional and wealth management clients. Our equity investment in BlackRock provides us with an additional source of noninterest income and increases our overall revenue diversification. BlackRock is a publicly-traded company, and additional information regarding its business is available in its filings with the Securities and Exchange Commission (SEC). At June 30, 2019, our economic interest in BlackRock was 22%.

Table 14: Period End Employees

	June 30	March 31	December 31	September 30	June 30
	2019	2019	2018	2018	2018
Full-time employees
Retail Banking	28,671	28,992	29,180	29,296	29,884
Other full-time employees	21,571	21,652	21,748	21,768	21,498
Total full-time employees	50,242	50,644	50,928	51,064	51,382
Part-time employees
Retail Banking	2,037	1,887	1,974	2,071	2,349
Other part-time employees	518	180	161	187	563
Total part-time employees	2,555	2,067	2,135	2,258	2,912
Total	52,797	52,711	53,063	53,322	54,294

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 11

Table 15: Summary of Business Segment Income and Revenue (Unaudited) (a)

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
In millions	2019	2019	2018	2018	2018	2019	2018
Income
Retail Banking	$325	$264	$313	$228	$274	$589	$523
Corporate & Institutional Banking	602	552	651	642	652	1,154	1,215
Asset Management Group	80	45	42	55	43	125	105
Other, including BlackRock (b)	367	410	345	475	387	777	752
Net income	$1,374	$1,271	$1,351	$1,400	$1,356	$2,645	$2,595

Revenue
Retail Banking	$2,033	$1,944	$2,015	$1,927	$1,955	$3,977	$3,808
Corporate & Institutional Banking	1,578	1,474	1,562	1,517	1,535	3,052	2,964
Asset Management Group	354	287	286	299	294	641	594
Other, including BlackRock (b)	474	581	477	614	540	1,055	1,069
Total revenue	$4,439	$4,286	$4,340	$4,357	$4,324	$8,725	$8,435

(a)
Our business information is presented based on our internal management reporting practices. Net interest income in business segment results reflects PNC’s internal funds transfer pricing methodology. Assets receive a funding charge and liabilities and capital receive a funding credit based on a transfer pricing methodology that incorporates product repricing characteristics, tenor and other factors.

(b)
Includes earnings and gains or losses related to PNC's equity interest in BlackRock and residual activities that do not meet the criteria for disclosure as a separate reportable business. We provide additional information on these activities in our Form 10-K and Form 10-Q filings with the SEC.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 12

Table 16: Retail Banking (Unaudited) (a)

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
Dollars in millions	2019	2019	2018	2018	2018	2019	2018
Income Statement
Net interest income	$1,376	$1,349	$1,319	$1,305	$1,277	$2,725	$2,495
Noninterest income	657	595	696	622	678	1,252	1,313
Total revenue	2,033	1,944	2,015	1,927	1,955	3,977	3,808
Provision for credit losses	81	128	119	113	72	209	141
Noninterest expense	1,527	1,468	1,487	1,514	1,521	2,995	2,977
Pretax earnings	425	348	409	300	362	773	690
Income taxes	100	84	96	72	88	184	167
Earnings	$325	$264	$313	$228	$274	$589	$523
Average Balance Sheet
Loans held for sale	$554	$441	$559	$704	$629	$498	$640
Loans
Consumer
Home equity	$22,620	$22,990	$23,407	$23,777	$24,177	$22,804	$24,391
Automobile	15,222	14,608	14,375	14,169	13,642	14,917	13,375
Education	3,665	3,816	3,918	4,039	4,181	3,740	4,294
Credit cards	6,376	6,204	6,112	5,889	5,728	6,291	5,674
Other	2,179	2,068	1,985	1,857	1,771	2,123	1,768
Total consumer	50,062	49,686	49,797	49,731	49,499	49,875	49,502
Commercial and commercial real estate	10,481	10,461	10,339	10,209	10,458	10,471	10,493
Residential mortgage	15,737	15,034	14,637	14,153	13,718	15,388	13,570
Total loans	$76,280	$75,181	$74,773	$74,093	$73,675	$75,734	$73,565
Total assets	$92,350	$91,255	$91,164	$89,963	$89,021	$91,805	$88,879
Deposits
Noninterest-bearing demand	$31,516	$30,389	$31,011	$31,159	$30,712	$30,956	$30,248
Interest-bearing demand	42,735	42,477	41,655	41,778	42,802	42,607	42,373
Money market	25,799	26,773	27,256	28,876	30,799	26,283	31,560
Savings	56,075	53,100	49,771	47,964	46,426	54,596	45,139
Certificates of deposit	12,704	12,381	12,153	11,974	11,816	12,543	11,948
Total deposits	$168,829	$165,120	$161,846	$161,751	$162,555	$166,985	$161,268
Performance Ratios
Return on average assets	1.41%	1.17%	1.36%	1.01%	1.23%	1.29%	1.19%
Noninterest income to total revenue	32%	31%	35%	32%	35%	31%	34%
Efficiency	75%	76%	74%	79%	78%	75%	78%

(a)	See note (a) on page 11.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 13

Retail Banking (Unaudited) (Continued)

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
Dollars in millions, except as noted	2019	2019	2018	2018	2018	2019	2018
Supplemental Noninterest Income Information
Consumer services	$299	$277	$291	$284	$287	$576	$553
Brokerage	$86	$89	$90	$86	$88	$175	$174
Residential mortgage	$82	$65	$59	$76	$84	$147	$181
Service charges on deposits	$164	$162	$185	$179	$164	$326	$324
Residential Mortgage Information
Residential mortgage servicing statistics (in billions, except as noted) (a)
Serviced portfolio balance (b)	$124	$123	$125	$127	$124
Serviced portfolio acquisitions	$5	$1	$2	$6	$3	$6	$4
MSR asset value (b)	$1.0	$1.1	$1.3	$1.4	$1.3
MSR capitalization value (in basis points) (b)	80	92	100	108	104
Servicing income: (in millions)
Servicing fees, net (c)	$42	$53	$49	$42	$39	$95	$90
Mortgage servicing rights valuation, net of economic hedge	$7	$(9)	$(19)	—	$13	$(2)	$22
Residential mortgage loan statistics
Loan origination volume (in billions)	$2.9	$1.7	$1.6	$2.1	$2.0	$4.6	$3.7
Loan sale margin percentage	2.24%	2.35%	2.49%	2.21%	2.21%	2.28%	2.49%
Percentage of originations represented by:
Purchase volume (d)	54%	56%	67%	72%	71%	55%	65%
Refinance volume	46%	44%	33%	28%	29%	45%	35%
Other Information (b)
Customer-related statistics (average)
Non-teller deposit transactions (e)	56%	57%	55%	55%	54%	56%	54%
Digital consumer customers (f)	69%	68%	67%	66%	65%	69%	65%
Credit-related statistics
Nonperforming assets	$1,074	$1,109	$1,126	$1,145	$1,141
Net charge-offs	$120	$132	$112	$96	$112	$252	$212
Other statistics
ATMs	9,072	9,112	9,162	9,093	9,043
Branches (g)	2,321	2,347	2,372	2,388	2,404
Brokerage account client assets (in billions) (h)	$52	$51	$47	$51	$49

(a)	Represents mortgage loan servicing balances for third parties and the related income.

(b)	Presented as of period end, except for customer-related statistics, which are quarterly averages, and net charge-offs, which are for the three months ended.

(c)
Servicing fees net of impact of decrease in MSR value due to passage of time, including the impact from both regularly scheduled loan prepayments and loans that were paid down or paid off during the period.

(d)	Mortgages with borrowers as part of residential real estate purchase transactions.

(e)	Percentage of total consumer and business banking deposit transactions processed at an ATM or through our mobile banking application.

(f)	Represents consumer checking relationships that process the majority of their transactions through non-teller channels.

(g)	Excludes stand-alone mortgage offices and satellite offices (e.g., drive-ups, electronic branches and retirement centers) that provide limited products and/or services.

(h)	Includes cash and money market balances.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 14

Table 17: Corporate & Institutional Banking (Unaudited) (a)

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
Dollars in millions	2019	2019	2018	2018	2018	2019	2018
Income Statement
Net interest income	$917	$898	$930	$925	$900	$1,815	$1,782
Noninterest income	661	576	632	592	635	1,237	1,182
Total revenue	1,578	1,474	1,562	1,517	1,535	3,052	2,964
Provision for credit losses (benefit)	100	71	42	(13)	15	171	56
Noninterest expense	698	686	687	698	668	1,384	1,321
Pretax earnings	780	717	833	832	852	1,497	1,587
Income taxes	178	165	182	190	200	343	372
Earnings	$602	$552	$651	$642	$652	$1,154	$1,215
Average Balance Sheet
Loans held for sale	$330	$347	$669	$514	$594	$338	$890
Loans
Commercial	$113,702	$108,641	$106,082	$103,474	$102,722	$111,186	$101,767
Commercial real estate	26,224	25,971	26,183	26,650	26,715	26,098	26,723
Equipment lease financing	7,284	7,264	7,216	7,202	7,495	7,274	7,669
Total commercial lending	147,210	141,876	139,481	137,326	136,932	144,558	136,159
Consumer	16	20	22	32	39	18	58
Total loans	$147,226	$141,896	$139,503	$137,358	$136,971	$144,576	$136,217
Total assets	$163,897	$157,169	$156,997	$153,897	$153,619	$160,551	$152,769
Deposits
Noninterest-bearing demand	$38,765	$39,551	$42,678	$43,480	$44,383	$39,156	$45,136
Money market	26,948	25,630	25,691	24,285	22,832	26,292	23,118
Other	24,811	23,374	23,423	20,343	18,589	24,097	18,590
Total deposits	$90,524	$88,555	$91,792	$88,108	$85,804	$89,545	$86,844
Performance Ratios
Return on average assets	1.47%	1.42%	1.65%	1.66%	1.70%	1.45%	1.60%
Noninterest income to total revenue	42%	39%	40%	39%	41%	41%	40%
Efficiency	44%	47%	44%	46%	44%	45%	45%
Other Information
Consolidated revenue from:
Treasury Management (b)	$467	$445	$461	$453	$446	$912	$865
Capital Markets (b)	$313	$246	$272	$275	$283	$559	$541
Commercial mortgage banking activities
Commercial mortgage loans held for sale (c)	$20	$15	$29	$26	$38	$35	$52
Commercial mortgage loan servicing income (d)	65	54	68	64	60	119	115
Commercial mortgage servicing rights valuation, net of economic hedge (e)	11	5	1	2	20	16	24
Total	$96	$74	$98	$92	$118	$170	$191
MSR asset value (f)	$630	$681	$726	$766	$748
Average Loans by C&IB business (g)
Corporate Banking	$74,366	$71,089	$67,567	$66,560	$66,314	$72,736	$65,933
Real Estate	37,143	36,357	38,141	37,463	37,419	36,752	37,336
Business Credit	22,877	21,728	21,431	20,928	20,630	22,306	20,414
Commercial Banking	8,080	8,118	8,031	8,112	8,174	8,099	8,146
Other	4,760	4,604	4,333	4,295	4,434	4,683	4,389
Total average loans	$147,226	$141,896	$139,503	$137,358	$136,971	$144,576	$136,218
Credit-related statistics
Nonperforming assets (f)	$497	$388	$377	$355	$385
Net charge-offs	$23	$5	$2	$1	$(2)	$28	$7

(a)	See note (a) on page 11.

(b)	Includes amounts reported in net interest income and noninterest income.

(c)
Includes other noninterest income for valuations on commercial mortgage loans held for sale and related commitments, derivative valuations, originations fees, gains on sale of loans held for sale and net interest income on loans held for sale.

(d)
Includes net interest income and noninterest income (primarily in corporate service fees) from loan servicing net of reduction in commercial mortgage servicing rights due to amortization expense and payoffs. Commercial mortgage servicing rights valuation, net of economic hedge is shown separately.

(e)	Includes amounts reported in corporate service fees.

(f)	Presented as of period end.

(g)	As a result of our first quarter 2019 C&IB business realignment, average loans previously reported as Equipment Finance were reclassified to other C&IB businesses for all periods presented.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 15

Table 18: Asset Management Group (Unaudited) (a)

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
Dollars in millions, except as noted	2019	2019	2018	2018	2018	2019	2018
Income Statement
Net interest income	$68	$70	$70	$71	$72	$138	$146
Noninterest income	286	217	216	228	222	503	448
Total revenue	354	287	286	299	294	641	594
Provision for credit losses (benefit)	—	(1)	—	2	7	(1)	—
Noninterest expense	249	230	232	225	231	479	456
Pretax earnings	105	58	54	72	56	163	138
Income taxes	25	13	12	17	13	38	33
Earnings	$80	$45	$42	$55	$43	$125	$105
Average Balance Sheet
Loans
Consumer	$4,216	$4,362	$4,522	$4,623	$4,698	$4,289	$4,741
Commercial and commercial real estate	731	752	705	727	742	741	738
Residential mortgage	1,792	1,723	1,666	1,605	1,561	1,758	1,539
Total loans	$6,739	$6,837	$6,893	$6,955	$7,001	$6,788	$7,018
Total assets	$7,150	$7,259	$7,328	$7,397	$7,469	$7,204	$7,484
Deposits
Noninterest-bearing demand	$1,347	$1,388	$1,469	$1,440	$1,459	$1,368	$1,462
Interest-bearing demand	2,891	3,076	3,055	3,253	3,448	2,983	3,494
Money market	1,785	2,036	2,001	2,112	2,332	1,910	2,454
Savings	5,875	5,723	5,294	4,955	4,690	5,799	4,651
Other	797	697	634	537	382	747	345
Total deposits	$12,695	$12,920	$12,453	$12,297	$12,311	$12,807	$12,406
Performance Ratios
Return on average assets	4.49%	2.51%	2.27%	2.95%	2.31%	3.50%	2.83%
Noninterest income to total revenue	81%	76%	76%	76%	76%	78%	75%
Efficiency	70%	80%	81%	75%	79%	75%	77%
Other Information
Nonperforming assets (b)	$45	$48	$46	$51	$51
Net charge-offs	—	$1	$1	$1	$1	$1	$7
Client Assets Under Administration (in billions) (b) (c)
Discretionary client assets under management	$162	$158	$148	$159	$149
Nondiscretionary client assets under administration	132	130	124	134	130
Total	$294	$288	$272	$293	$279
Discretionary client assets under management
Personal	$99	$95	$87	$97	$92
Institutional	63	63	61	62	57
Total	$162	$158	$148	$159	$149

(a)	See note (a) on page 11.

(b)	As of period end.

(c)	Excludes brokerage account client assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 16

Glossary of Terms

Adjusted average total assets - Primarily consisted of total average quarterly (or annual) assets plus (less) unrealized losses (gains) on investment securities, less goodwill and certain other intangible assets (net of eligible deferred taxes).

Basel III common equity Tier 1 capital - Common stock plus related surplus, net of treasury stock, plus retained earnings, plus accumulated other comprehensive income for securities currently and those transferred from available for sale and pension and other postretirement benefit plans, subject to phase-in limits, less goodwill, net of associated deferred tax liabilities, less other disallowed intangibles, net of deferred tax liabilities and plus/less other adjustments. Significant common stock investments in unconsolidated financial institutions, as well as mortgage servicing rights and deferred tax assets, must then be deducted to the extent such items individually exceed 10%, or in the aggregate exceed 15%, of our adjusted Basel III common equity Tier 1 capital.

Basel III common equity Tier 1 capital ratio - Common equity Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Tier 1 capital - Common equity Tier 1 capital, plus qualifying preferred stock, plus certain trust preferred capital securities, plus certain noncontrolling interests that are held by others and plus/less other adjustments.

Basel III Tier 1 capital ratio - Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Total capital - Tier 1 capital plus qualifying subordinated debt, plus certain trust preferred securities, plus, under the Basel III transitional rules and the standardized approach, the allowance for loan and lease losses included in Tier 2 capital and other.

Basel III Total capital ratio - Total capital divided by period-end risk-weighted assets (as applicable).

Charge-off - Process of removing a loan or portion of a loan from our balance sheet because it is considered uncollectible. We also record a charge-off when a loan is transferred from portfolio holdings to held for sale by reducing the loan carrying amount to the fair value of the loan, if fair value is less than carrying amount.

Combined loan-to-value ratio (CLTV) - This is the aggregate principal balance(s) of the mortgages on a property divided by its appraised value or purchase price.

Common shareholders’ equity - Total shareholders' equity less the liquidation value of preferred stock.

Credit valuation adjustment - Represents an adjustment to the fair value of our derivatives for our own and counterparties’ non-performance risk.

Criticized commercial loans - Loans with potential or identified weaknesses based upon internal risk ratings that comply with the regulatory classification definitions of “Special Mention,” “Substandard” or “Doubtful.”

Discretionary client assets under management - Assets over which we have sole or shared investment authority for our customers/clients. We do not include these assets on our Consolidated Balance Sheet.

Duration of equity - An estimate of the rate sensitivity of our economic value of equity. A negative duration of equity is associated with asset sensitivity (i.e., positioned for rising interest rates), while a positive value implies liability sensitivity (i.e., positioned for declining interest rates). For example, if the duration of equity is -1.5 years, the economic value of equity increases by 1.5% for each 100 basis point increase in interest rates.

Earning assets - Assets that generate income, which include: interest-earning deposits with banks; loans held for sale; loans; investment securities; and certain other assets.

Effective duration - A measurement, expressed in years, that, when multiplied by a change in interest rates, would approximate the percentage change in value of on- and off- balance sheet positions.

Efficiency - Noninterest expense divided by total revenue.

Fair value - The price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 17

Fee income - When referring to the components of Noninterest income, we use the term fee income to refer to the following categories within Noninterest income: Asset management; Consumer services; Corporate services; Residential mortgage; and Service charges on deposits.

FICO score - A credit bureau-based industry standard score created by Fair Isaac Co. which predicts the likelihood of borrower default. We use FICO scores both in underwriting and assessing credit risk in our consumer lending portfolio. Lower FICO scores indicate likely higher risk of default, while higher FICO scores indicate likely lower risk of default. FICO scores are updated on a periodic basis.

Futures and forward contracts - Contracts in which the buyer agrees to purchase and the seller agrees to deliver a specific financial instrument at a predetermined price or yield. May be settled either in cash or by delivery of the underlying financial instrument.

GAAP - Accounting principles generally accepted in the United States of America.

Impaired loans - Loans are determined to be impaired when, based on current information and events, it is probable that all contractually required payments will not be collected. Impaired loans include commercial nonperforming loans and consumer and commercial TDRs, regardless of nonperforming status. Excluded from impaired loans are nonperforming leases, loans held for sale, loans accounted for under the fair value option, smaller balance homogenous type loans and purchased impaired loans.

Leverage ratio - Tier 1 capital divided by average quarterly adjusted total assets.

LIBOR - Acronym for London InterBank Offered Rate. LIBOR is the average interest rate charged when banks in the London wholesale money market (or interbank market) borrow unsecured funds from each other. LIBOR rates are used as a benchmark for interest rates on a global basis. Our product set includes loans priced using LIBOR as a benchmark.

Loan-to-value ratio (LTV) - A calculation of a loan's collateral coverage that is used both in underwriting and assessing credit risk in our lending portfolio. LTV is the sum total of loan obligations secured by collateral divided by the market value of that same collateral. Market values of the collateral are based on an independent valuation of the collateral. For example, a LTV of less than 90% is better secured and has less credit risk than a LTV of greater than or equal to 90%.

Loss given default (LGD) - An estimate of loss, net of recovery based on collateral type, collateral value, loan exposure, and other factors. Each loan has its own LGD. The LGD risk rating measures the percentage of exposure of a specific credit obligation that we expect to lose if default occurs. LGD is net of recovery, through any means, including but not limited to the liquidation of collateral or deficiency judgments rendered from foreclosure or bankruptcy proceedings.

Nonaccrual loans - Loans for which we do not accrue interest income. Nonaccrual loans include nonperforming loans, in addition to loans accounted for under fair value option and loans accounted for as held for sale for which full collection of contractual principal and/or interest is not probable.

Nondiscretionary client assets under administration - Assets we hold for our customers/clients in a nondiscretionary, custodial capacity. We do not include these assets on our Consolidated Balance Sheet.

Nonperforming assets - Nonperforming assets include nonperforming loans, OREO and foreclosed assets, but exclude certain government insured or guaranteed loans for which we expect to collect substantially all principal and interest, loans held for sale, loans accounted for under the fair value option and purchased impaired loans. We do not accrue interest income on assets classified as nonperforming.

Nonperforming loans - Loans accounted for at amortized cost for which we do not accrue interest income. Nonperforming loans include loans to commercial, commercial real estate, equipment lease financing, home equity, residential real estate, automobile, credit card and other consumer customers as well as TDRs which have not returned to performing status. Nonperforming loans exclude certain government insured or guaranteed loans for which we expect to collect substantially all principal and interest, loans held for sale, loans accounted for under the fair value option and purchased impaired loans. Nonperforming loans exclude purchased impaired loans as we are currently accreting interest income over the expected life of the loans.

Notional amount - A number of currency units, shares, or other units specified in a derivative contract.

Operating leverage - The period to period dollar or percentage change in total revenue (GAAP basis) less the dollar or percentage change in noninterest expense. A positive variance indicates that revenue growth exceeded expense growth (i.e., positive operating leverage) while a negative variance implies expense growth exceeded revenue growth (i.e., negative operating leverage).

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 18

Options - Contracts that grant the purchaser, for a premium payment, the right, but not the obligation, to either purchase or sell the associated financial instrument at a set price during a specified period or at a specified date in the future.

Other real estate owned (OREO) and foreclosed assets - Assets taken in settlement of troubled loans primarily through deed-in-lieu of foreclosure or foreclosure. Foreclosed assets include real and personal property. Excludes certain assets that have a government-guarantee which are classified as other receivables.

Probability of default (PD) - An internal risk rating that indicates the likelihood that a credit obligor will enter into default status.

Recovery - Cash proceeds received on a loan that we had previously charged off. We credit the amount received to the allowance for loan and lease losses.

Risk-weighted assets - Computed by the assignment of specific risk-weights (as defined by the Board of Governors of the Federal Reserve System) to assets and off-balance sheet instruments.

Servicing rights - An intangible asset or liability created by an obligation to service assets for others. Typical servicing rights include the right to receive a fee for collecting and forwarding payments on loans and related taxes and insurance premiums held in escrow.

Taxable-equivalent interest income - The interest income earned on certain assets that is completely or partially exempt from federal income tax. These tax-exempt instruments typically yield lower returns than taxable investments. To provide more meaningful comparisons of yields and margins for all interest-earning assets, we use interest income on a taxable-equivalent basis in calculating average yields and net interest margins by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on other taxable investments. This adjustment is not permitted under GAAP on the Consolidated Income Statement.

Troubled debt restructuring (TDR) - A loan whose terms have been restructured in a manner that grants a concession to a borrower experiencing financial difficulties.

Yield curve - A graph showing the relationship between the yields on financial instruments or market indices of the same credit quality with different maturities. For example, a “normal” or “positive” yield curve exists when long-term bonds have higher yields than short-term bonds. A “flat” yield curve exists when yields are the same for short-term and long-term bonds. A “steep” yield curve exists when yields on long-term bonds are significantly higher than on short-term bonds. An “inverted” or “negative” yield curve exists when short-term bonds have higher yields than long-term bonds.